Virtus Seix Tax-Exempt Bond Fund,

a series of Virtus Opportunities Trust

Supplement dated June 15, 2026 to the Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated January 28, 2026, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective after the close of business on June 12, 2026, Virtus Seix Tax-Exempt Bond Fund (the “Fund”), formerly a series of Virtus Opportunities Trust, was merged with and into Virtus Seix Investment Grade Tax-Exempt Bond Fund, a series of Virtus Asset Trust, which has been renamed Virtus Newfleet Intermediate Municipal Bond Fund. The Fund has ceased to exist and is no longer available for sale. Accordingly, the Fund’s Summary Prospectus is no longer valid, nor are references to the Fund in the Virtus Opportunities Trust Statutory Prospectus and SAI.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8020/Seix Tax-Exempt Bond Merged (6/26)